Southern New England
                                           Telecommunications Corporation
                                           227 Church Street
                                           New Haven, Connecticut  06510
                                           Phone (203) 771-2110

                                           Madelyn M. DeMatteo
                                           Vice President, General Counsel and
                                           Secretary



                           December 13, 1995



Southern New England Telecommunications Corporation
227 Church Street
New Haven, Connecticut  06510

      Re:  Registration Statement on Form S-8 relating to
           Southern New England Telecommunications Corporation
           1995 Stock Incentive Plan

Gentlemen:

    With reference to the Registration Statement on Form S-8 ("Registration Statement") to be filed by Southern New England Telecommunications Corporation, a Connecticut corporation ("Corporation"), with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933, as amended, 4,600,000 shares of the Corporation's Common Stock, $1.00 par value ("Common Stock"), to be issued under the Corporation's 1995 Stock Incentive Plan ("Plan"), I am of the opinion that:

     1. The Plan has been duly adopted and approved by all necessary corporate action.

     2. The 4,600,000 shares of Common Stock issuable under the Plan have been duly authorized and reserved for issuance.

     3. When such shares are issued under the Plan while the Registration Statement is effective, such shares will be validly issued, fully paid and nonassessable.

    I consent to the use of this opinion in the Registration
Statement and in any amendments thereof.

                                   Very truly yours,

                                  /s/ Madelyn M. DeMatteo
                                      Madelyn M. DeMatteo
                                      Vice President, General Counsel and
                                       Secretary